OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets includes the following:

(in thousands of $)	June 30,	December 31,
	2021	2020
Trade accounts receivable, net	—	4,050
Accrued income	3,949	6,024
Prepaid expenses	2,535	11,344
Other receivables	2,402	3,643
Total other current assets	8,886	25,061